UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-5021

Dreyfus Premier Short-Intermediate Municipal Bond Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	3/31
Date of reporting period:	3/31/11

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus

Short-Intermediate

Municipal Bond Fund

ANNUAL REPORT March 31, 2011

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
29	Statement of Assets and Liabilities
30	Statement of Operations
31	Statement of Changes in Net Assets
33	Financial Highlights
37	Notes to Financial Statements
45	Report of Independent Registered Public Accounting Firm
46	Important Tax Information
47	Board Members Information
49	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Short-Intermediate
Municipal Bond Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report for Dreyfus Short-Intermediate Municipal Bond Fund covers the 12-month period from April 1, 2010, through March 31, 2011.

The past year proved to be a volatile period for municipal bonds. Fixed-income securities generally encountered heightened volatility in the fall of 2010 when a new round of monetary stimulus suggested that the economy was likely to gain strength, kindling concerns regarding potentially higher interest rates down the road. At the same time, municipal bonds responded negatively to reports of budget stresses affecting most state and local governments, as well as the end of the federally subsidized Build America Bonds program.

We believe that municipal bonds have become more attractively valued in the wake of recent market volatility. Despite negative media coverage of the risks confronting the market, we believe that the vast majority of issuers will continue to service their debt without interruption. In our analysis, fundamental measures of quality — including liquidity and revenue stabilization — support a stable outlook for tax-backed and revenue-backed municipal bonds. Over the longer term, we believe that higher tax rates in many states will provide additional support to municipal bond prices. As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that the future may have in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of April 1, 2010, through March 31, 2011, as provided by James Welch, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended March 31, 2011, Dreyfus Short-Intermediate Municipal Bond Fund’s Class A shares produced a total return of 1.68%, Class B Shares returned 0.55%, Class D shares returned 1.84% and Class I shares returned 1.96%.1 In comparison, the fund’s benchmark, the Barclays Capital 3-Year Municipal Bond Index (the “Index”), produced a total return of 2.31% for the reporting period.2

Municipal bonds encountered favorable market conditions over the reporting period’s first half but heightened volatility over the second half amid rising long-term interest rates and changing market dynamics.The fund produced lower returns than its benchmark, primarily due to underweighted exposure to bonds from California and the City of New York and an overweighted position in Illinois bonds.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal personal income tax.The fund will invest only in municipal bonds rated investment grade or the unrated equivalent as determined by Dreyfus, but may continue to hold bonds which are subsequently downgraded to below investment grade.The fund invests primarily in municipal bonds with remaining maturities of five years or less and generally maintains a dollar-weighted average portfolio maturity of two to three years.

The portfolio managers’ focus on identifying undervalued sectors and securities, and we minimize the use of interest rate forecasting. The portfolio managers select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

bond market. They also actively trade among various sectors, such as pre-refunded, general obligation and revenue, based on their apparent relative values.The fund seeks to invest in several of these sectors.

Changing Market Forces Derailed Municipal Bonds

After hitting a soft patch over the summer of 2011, the U.S. economic recovery gained traction in the fall when the Federal Reserve Board announced a new round of quantitative easing.As a result, longer-term interest rates climbed and bond prices fell during the fourth quarter of 2010, which ranked as the worst quarter for municipal bond market performance since 1994.

At the same time, the market’s supply-and-demand dynamics deteriorated when it became clear that the federal Build America Bonds program would be allowed to expire at the end of 2010. Investors sold municipal bonds in anticipation of a surge in the supply of new securities as issuers rushed to lock in federal subsidies toward year-end. Finally, most states continued to struggle with fiscal pressures, which were highlighted by news reports about budget cuts and other austerity measures. Fortunately, the market showed renewed signs of stabilization in early 2011 when the supply of newly issued municipal bonds declined sharply after the glut of issuance in the previous quarter, and demand for tax-exempt securities recovered.

Security Selections Dampened Relative Returns

The fund’s relative performance was hindered by underweighted exposure to securities from California and the City of NewYork, both of which rebounded from depressed levels after experiencing severe fiscal pressures in the recession. The fund’s relative results also were undermined by relatively heavy exposure to Illinois bonds as the state struggled with a ballooning budget deficit. As a result, the fund’s returns lagged the benchmark for the reporting period overall.

The fund received more positive contributions from other positions. Overweighted exposure to bonds backed by revenues from airports, utilities and special tax districts proved particularly favorable, as did underweighted exposure to escrowed bonds. The fund also benefited from relatively heavy exposure to bonds from Texas and Puerto Rico. Finally, our efforts to upgrade the fund’s overall credit quality helped cushion the effects of the market downturn. We exited positions in municipal bonds—such as those backed by hospitals and the states’ settlement of litigation with U.S. tobacco companies—that subsequently were among the harder hit market segments. We redeployed those assets to AAA-rated general obligation bonds and securities backed by revenues from facilities providing essential municipal services.

Weathering a Period of Transition

We have been encouraged by recent signs of market stabilization, including a rebound in investor demand.Although we expect additional bouts of market volatility over the near term, we remain optimistic over the longer term. Once the transition to a more ample supply of tax-exempt securities is complete, demand seems likely to stay robust as investors respond to higher state taxes and possible federal tax increases down the road. In the meantime, we have added to the fund’s holdings of income-oriented securities, which became more attractively valued during the market downturn.

April 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest rate changes, and rate increases can cause price declines.

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B shares. Had these charges been reflected, returns would have been lower. Class I shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital 3-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 3-year tax-
exempt bond market, consisting of municipal bonds with maturities of 2-4 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Short-Intermediate Municipal Bond Fund Class D shares and the Barclays Capital 3-Year Municipal Bond Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class D shares of Dreyfus Short-Intermediate Municipal Bond Fund on 3/31/01 to a $10,000 investment made in the Barclays Capital 3-Year Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund invests primarily in short-intermediate term municipal securities and maintains a portfolio with a weighted average maturity ranging between 2 and 3 years.The fund’s performance shown in the line graph takes into account fees and expenses. Performance for Class A, Class B and Class I shares will vary from the performance of Class D shares shown above due to differences in charges and expenses.The Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 3-year tax-exempt bond market, consisting of municipal bonds with maturities of 2-4 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 3/31/11

	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (2.5%)	8/3/09	–0.89%	3.02%†††	2.66%†††
without sales charge	8/3/09	1.68%	3.53%†††	2.91%†††
Class B shares
with applicable redemption charge†	3/12/03	–3.45%	2.15%	2.55%††,†††
without redemption	3/12/03	0.55%	2.52%	2.55%††,†††
Class D shares	4/30/87	1.84%	3.58%	2.94%
Class I shares	12/15/08	1.96%	3.64%†††	2.97%†††
Barclays Capital 3-Year
Municipal Bond Index		2.31%	4.36%	3.77%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class D shares.
††	Assumes the conversion of Class B shares to Class D shares at the end of the sixth year following the date of purchase.
†††	The total return performance figures presented for Class A and Class B shares of the fund reflect the performance of the fund’s Class D shares for periods prior to 8/3/09 and 3/12/03 (the inception dates for Class A and Class B shares respectively), adjusted to reflect the applicable sales load for each share class.
The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s
Class D shares for periods prior to 12/15/08 (the inception date for Class I shares).

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Short-Intermediate Municipal Bond Fund from October 1, 2010 to March 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2011

	Class A	Class B	Class D	Class I
Expenses paid per $1,000†	$ 4.18	$ 10.21	$ 3.43	$ 2.84
Ending value (after expenses)	$995.00	$988.60	$995.70	$996.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2011

	Class A	Class B	Class D	Class I
Expenses paid per $1,000†	$ 4.23	$ 10.35	$ 3.48	$ 2.87
Ending value (after expenses)	$1,020.74	$1,014.66	$1,021.49	$1,022.09

† Expenses are equal to the fund’s annualized expense ratio of .84% for Class A, 2.06% for Class B, .69% for Class
D and .57% for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

March 31, 2011

Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.1%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—1.4%
Alabama Public School and College
Authority, Capital Improvement
Revenue	5.00	5/1/13	2,350,000	2,548,340
Birmingham Water Works Board,
Water Revenue	5.00	1/1/13	2,665,000	2,839,318
Mobile Industrial Development
Board, PCR (Alabama Power
Company Barry Plant Project)	4.75	3/19/12	2,000,000	2,069,020
Alaska—.6%
Alaska Industrial Development and
Export Authority, Revolving
Fund Revenue	5.00	4/1/14	3,000,000	3,267,750
Arizona—2.2%
Arizona Transportation Board,
Transportation Excise Tax
Revenue (Maricopa County
Regional Area Road Fund)	5.00	7/1/13	2,690,000	2,920,910
Regional Public Transportation
Authority, Transportation
Excise Tax Revenue
(Maricopa County Public
Transportation Fund)	5.00	7/1/13	4,590,000	4,958,348
Rio Nuevo Multipurpose Facilities
District, Subordinate Lien
Excise Tax Revenue (Insured;
Assured Guaranty Municipal Corp.)	5.50	7/15/14	3,770,000	4,177,311
California—7.1%
California,
GO (Various Purpose)	5.00	2/1/13	2,500,000	2,666,725
California Department of Water
Resources, Power Supply Revenue	5.00	5/1/15	2,550,000	2,866,174
California Statewide Communities
Development Authority, Revenue
(Kaiser Permanente)	5.00	4/1/13	4,225,000	4,518,299
California Statewide Communities
Development Authority, Revenue
(Kaiser Permanente)	5.00	4/1/14	4,000,000	4,340,440
California Statewide Communities
Development Authority,
Revenue (Proposition 1A
Receivables Program)	5.00	6/15/13	11,010,000	11,731,155

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
Los Angeles County Metropolitan
Transportation Authority,
General Revenue (Union Station
Gateway Project)	5.00	7/1/13	1,150,000	1,249,786
Los Angeles County Metropolitan
Transportation Authority,
Proposition A First Tier
Senior Sales Tax Revenue	5.00	7/1/14	5,000,000	5,572,350
Los Angeles County Metropolitan
Transportation Authority,
Proposition C Sales Tax Revenue	5.00	7/1/14	2,000,000	2,233,680
Southern California Public Power
Authority, Transmission
Project Revenue (Southern
Transmission Project)	5.00	7/1/14	3,000,000	3,321,810
Colorado—.4%
Black Hawk,
Device Tax Revenue	5.00	12/1/12	760,000	781,128
Northwest Parkway Public Highway
Authority, Revenue (Prerefunded)	7.13	6/15/11	1,120,000 [a]	1,156,546
Delaware—.2%
Delaware Economic Development
Authority, PCR (Delmarva Power
and Light Company Project)
(Insured; AMBAC)	4.90	5/1/11	1,000,000	1,001,450
District of Columbia—1.7%
District of Columbia,
Income Tax Secured Revenue	5.00	12/1/13	5,000,000	5,517,950
Metropolitan Washington Airports
Authority, Airport System Revenue	5.00	10/1/13	3,300,000	3,557,433
Florida—11.9%
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue	5.00	6/1/14	5,500,000	5,807,230
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.00	3/1/12	750,000	773,632
Clearwater,
Water and Sewer Revenue	5.00	12/1/13	1,400,000	1,529,094

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida (continued)
Florida Department of
Transportation, Turnpike
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.00	7/1/12	3,645,000	3,834,759
Florida Hurricane Catastrophe Fund
Finance Corporation, Revenue	5.25	7/1/12	3,430,000	3,601,157
Florida State Board of Education,
Lottery Revenue	5.00	7/1/13	2,555,000	2,760,115
Florida State Board of Education,
Lottery Revenue	5.00	7/1/14	2,500,000	2,749,800
Florida State Board of Education,
Lottery Revenue	5.00	7/1/14	5,375,000	5,912,070
Florida State Board of Education,
Lottery Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.00	7/1/14	2,265,000	2,491,319
Florida Water Pollution Control
Financing Corporation, Water
Pollution Control Revenue	5.00	7/15/15	4,315,000	4,889,413
Highlands County Health Facilities
Authority, HR (Adventist
Health System/Sunbelt
Obligated Group)	5.00	11/15/13	1,000,000	1,090,270
Hillsborough County Industrial
Development Authority, PCR
(Tampa Electric Company Project)	5.10	10/1/13	1,855,000	1,934,227
Lakeland,
Energy System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	10/1/15	3,150,000	3,475,868
Lee County,
Airport Revenue (Insured;
Assured Guaranty Municipal Corp.)	5.00	10/1/14	3,000,000	3,234,900
Miami-Dade County,
Aviation Revenue (Miami
International Airport)
(Insured; National Public
Finance Guarantee Corp.)	5.25	10/1/14	1,000,000	1,086,610
Miami-Dade County School Board,
COP (Master Lease Purchase
Agreement) (Insured; AMBAC)	5.00	8/1/14	2,010,000	2,130,178

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida (continued)
Orlando Utilities Commission,
Utility System Revenue	5.00	10/1/12	1,200,000	1,277,796
Orlando-Orange County Expressway
Authority, Revenue (Insured;
Assured Guaranty Municipal Corp.)	5.00	7/1/14	2,000,000	2,170,780
Orlando-Orange County Expressway
Authority, Revenue
(Insured; AMBAC)	5.00	7/1/12	3,870,000	4,045,466
Saint Petersburg,
Public Utility Revenue	5.00	10/1/12	2,320,000	2,464,629
Saint Petersburg,
Public Utility Revenue	5.00	10/1/13	2,435,000	2,665,059
Sarasota County School Board,
COP (Master Lease
Purchase Agreement)	5.00	7/1/14	1,365,000	1,481,735
South Miami Health Facilities
Authority, HR (Baptist Health
South Florida Obligated Group)	5.00	8/15/14	1,500,000	1,637,280
Tampa,
Solid Waste System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	4.00	10/1/14	1,715,000	1,767,942
Georgia—.7%
Fulton County Development
Authority, Revenue (Georgia
Tech Foundation Funding Student
Athletic Complex II Project)	5.75	11/1/13	1,095,000	1,126,262
Gwinnett County Development
Authority, COP (Gwinnett
County Public Schools Project)
(Insured; National Public Finance
Guarantee Corp.) (Prerefunded)	5.25	1/1/14	2,100,000 [a]	2,350,299
Private Colleges and Universities
Authority, Student Housing
Revenue (Mercer Housing
Corporation Project)	6.00	6/1/11	305,000	306,415
Hawaii—1.1%
Hawaii,
Airports System Revenue	5.00	7/1/14	5,575,000	6,034,659

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Illinois—3.8%
Chicago,
GO (Insured; Assured Guaranty
Municipal Corp.) (Prerefunded)	5.00	1/1/14	2,700,000 [a]	3,001,158
Chicago,
Passenger Facility Charge
Revenue (Chicago O’Hare
International Airport)	5.00	1/1/15	1,000,000	1,066,180
Cook County,
GO Capital Equipment Bonds	5.00	11/15/13	2,000,000	2,143,420
Illinois,
GO	5.00	1/1/14	7,300,000	7,686,243
Illinois,
GO	5.00	1/1/15	2,665,000	2,805,152
Illinois,
Sales Tax Revenue	5.00	6/15/14	2,340,000	2,510,820
Railsplitter Tobacco Settlement
Authority, Tobacco
Settlement Revenue	4.00	6/1/13	1,200,000	1,234,620
Indiana—2.5%
Indiana Finance Authority,
Revenue (Trinity Health
Credit Group)	5.00	12/1/13	2,045,000	2,205,860
Indiana Transportation Finance
Authority, Highway Revenue
(Insured; Assured
Guaranty Municipal Corp.)
(Prerefunded)	5.00	6/1/13	1,000,000 [a]	1,093,250
Indianapolis,
Thermal Energy System First
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.00	10/1/15	2,000,000	2,215,780
Indianapolis Local Public
Improvement Bond Bank, Revenue
(Indianapolis Airport
Authority Project) (Insured;
Assured Guaranty Municipal Corp.)	5.63	1/1/14	2,230,000	2,356,575
Rockport,
PCR (Indiana Michigan Power
Company Project)	6.25	6/2/14	3,000,000	3,300,450

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Indiana (continued)
Seymour,
EDR (Union Camp
Corporation Project)	6.25	7/1/12	2,420,000	2,539,161
Kansas—.6%
Wichita,
Hospital Facilities Revenue
(Via Christi Health System, Inc.)	4.00	11/15/12	1,000,000	1,040,120
Wyandotte County/Kansas City
Unified Government Board of
Public Utilities, Utility
System Revenue	5.00	9/1/14	2,060,000	2,266,886
Louisiana—1.1%
Parish of Orleans Parishwide
School District, GO (Insured;
Assured Guaranty
Municipal Corp.)	4.00	9/1/14	5,885,000	6,216,384
Maryland—.7%
Baltimore County,
GO (Consolidated
Public Improvement)	5.00	8/1/13	1,000,000	1,099,340
Harford County,
GO (Consolidated
Public Improvement)	5.00	7/1/13	2,650,000	2,902,333
Massachusetts—1.2%
Massachusetts Bay Transportation
Authority, Senior Sales Tax Revenue	5.25	7/1/13	2,100,000	2,307,690
Massachusetts Development Finance
Agency, Revenue (Boston
College Issue)	5.00	7/1/15	2,000,000	2,255,860
Massachusetts Development Finance
Agency, Revenue (Tufts Medical
Center Issue)	5.00	1/1/16	650,000	676,403
Massachusetts Health and
Educational Facilities
Authority, Revenue
(Northeastern University Issue)	5.00	10/1/14	1,300,000	1,428,427
Michigan—3.8%
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; National
Public Finance Guarantee Corp.)	5.50	7/1/14	3,125,000	3,381,187

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Michigan (continued)
Detroit,
Water Supply System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.00	7/1/12	3,000,000	3,110,850
Michigan Building Authority,
Revenue (Facilities Program)
(Insured; Assured Guaranty
Municipal Corp.)	5.25	10/15/12	4,285,000	4,511,291
Michigan Municipal Bond Authority,
School Loan Revenue	5.25	12/1/12	1,000,000	1,063,770
Royal Oak Hospital Finance
Authority, HR (William
Beaumont Hospital
Obligated Group)	6.25	9/1/14	2,500,000	2,712,450
Wayne County Airport Authority,
Airport Revenue
(Detroit Metropolitan
Wayne County Airport)	5.00	12/1/14	2,500,000	2,640,400
Wayne County Airport Authority,
Airport Revenue
(Detroit Metropolitan
Wayne County Airport)
(Insured; National Public
Finance Guarantee Corp.)	5.00	12/1/12	3,000,000	3,126,930
Minnesota—.3%
Saint Paul Independent School
District Number 625, GO School
Building Bonds (Minnesota
School District Credit
Enhancement Program)	5.00	2/1/14	1,415,000	1,564,367
Nevada—.9%
Clark County School District,
Limited Tax GO (Insured;
Assured Guaranty Municipal Corp.)	5.00	6/15/14	1,000,000	1,092,670
Clark County School District,
Limited Tax GO (Insured;
Assured Guaranty Municipal Corp.)	5.50	6/15/14	2,650,000	2,923,480
Clark County School District,
Limited Tax GO (Insured;
National Public Finance
Guarantee Corp.)	5.25	6/15/14	1,005,000	1,065,481

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Jersey—5.1%
New Jersey Economic Development
Authority, School Facilities
Construction Revenue	5.00	9/1/15	5,000,000	5,378,500
New Jersey Health Care Facilities
Financing Authority, Revenue
(Holy Name Medical Center Issue)	5.00	7/1/14	1,795,000	1,845,224
New Jersey Higher Education
Student Assistance Authority,
Student Loan Revenue	5.00	12/1/14	1,660,000	1,793,647
New Jersey Transportation Trust
Fund Authority (Transportation
System) (Insured; National
Public Finance Guarantee Corp.)	5.25	12/15/13	215,000	240,837
New Jersey Transportation Trust
Fund Authority (Transportation
System) (Insured; National
Public Finance Guarantee Corp.)	5.25	12/15/13	4,785,000	5,153,062
New Jersey Transportation Trust
Fund Authority (Transportation
System) (Prerefunded)	5.50	6/15/13	4,000,000 [a]	4,420,360
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	4.25	6/1/11	1,000,000	1,001,750
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds
(Prerefunded)	6.00	6/1/12	7,250,000 [a]	7,719,510
New Mexico—1.9%
Albuquerque,
Subordinate Lien Airport Revenue	5.00	7/1/12	3,000,000	3,128,190
Gallup,
PCR (Tri-State Generation and
Transmission Association, Inc.
Project) (Insured; AMBAC)	5.00	8/15/14	3,785,000	3,982,312
New Mexico Hospital Equipment Loan
Council, Hospital System
Revenue (Presbyterian
Healthcare Services)	5.25	8/1/14	3,000,000	3,277,560

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York—4.9%
Erie County Industrial Development
Agency, School Facility
Revenue (City School District
of the City of Buffalo Project)	5.00	5/1/14	1,750,000	1,911,525
Metropolitan Transportation
Authority, Dedicated Tax
Fund Revenue	5.00	11/15/14	2,120,000	2,366,153
Metropolitan Transportation
Authority, Transportation Revenue	5.00	11/15/13	2,880,000	3,118,982
New York City,
GO	5.00	8/1/15	2,000,000	2,244,720
New York City Health and
Hospitals Corporation, Health
System Revenue	5.00	2/15/15	2,000,000	2,184,780
New York City Transitional Finance
Authority, Future Tax Secured
Subordinate Revenue	5.00	11/1/13	4,105,000	4,530,565
New York City Transitional Finance
Authority, Revenue (New York
City Recovery Bonds)	5.00	11/1/14	3,000,000	3,383,760
New York State Dormitory
Authority, Revenue (Mount
Sinai School of Medicine of
New York University)	5.00	7/1/15	1,000,000	1,091,090
New York State Dormitory
Authority, Third General
Resolution Revenue (State
University Educational Facilities
Issue) (Insured; National Public
Finance Guarantee Corp.)	5.25	5/15/12	2,000,000	2,094,140
New York State Thruway Authority,
Second General Highway and
Bridge Trust Fund Bonds	5.00	4/1/14	3,535,000	3,912,538
North Carolina—.8%
Charlotte,
GO	5.00	6/1/13	1,000,000	1,092,130
Mecklenburg County Public
Facilities Corporation,
Limited Obligation Bonds	5.00	3/1/14	3,000,000	3,336,090

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Ohio—1.2%
Buckeye Tobacco Settlement
Financing Authority, Tobacco
Settlement Asset-Backed Bonds	5.00	6/1/11	4,000,000	4,011,920
Ohio State University,
General Receipts Bonds	5.00	6/1/13	1,150,000	1,249,038
Ohio State University,
General Receipts Bonds	5.00	12/1/14	1,265,000	1,423,327
Oklahoma—1.2%
Tulsa County Industrial Authority,
Capital Improvements Revenue	5.00	5/15/14	6,000,000	6,605,040
Oregon—1.1%
Oregon Department of
Administrative Services, COP	5.00	11/1/13	5,565,000	6,105,306
Pennsylvania—6.7%
Adams County Industrial
Development Authority, Revenue
(Gettysburg College)	5.00	8/15/14	1,000,000	1,088,560
Allegheny County Airport
Authority, Airport Revenue
(Pittsburgh International
Airport) (Insured; Assured
Guaranty Municipal Corp.)	5.00	1/1/15	1,000,000	1,040,630
Allegheny County Industrial
Development Authority, EIR
(USX Corporation Project)	4.75	11/1/11	2,000,000	2,049,280
Allegheny County Sanitary
Authority, Sewer Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.25	12/1/11	1,000,000	1,030,620
Pennsylvania,
GO	5.00	7/15/14	3,000,000	3,368,970
Pennsylvania,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.00	9/1/14	1,200,000	1,351,500
Pennsylvania Economic Development
Financing Authority, SWDR
(Waste Management, Inc. Project)	4.70	11/1/14	3,500,000	3,634,225
Pennsylvania Higher Educational
Facilities Authority, Health
System Revenue (The University
of Pennsylvania)	5.00	8/15/13	3,000,000	3,245,790

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Pennsylvania Higher Educational
Facilities Authority, Revenue
(State System of Higher Education)	5.00	6/15/13	4,225,000	4,582,604
Pennsylvania Turnpike Commission,
Turnpike Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.50	12/1/13	2,620,000	2,888,471
Pennsylvania Turnpike Commission,
Turnpike Subordinate Revenue	5.00	6/1/14	5,600,000	6,049,960
Philadelphia Hospitals and Higher
Education Facilities
Authority, HR (Presbyterian
Medical Center of Philadelphia)	6.50	12/1/11	390,000	404,223
Philadelphia School District,
GO	5.00	9/1/14	4,230,000	4,576,056
Philadelphia School District,
GO	5.00	9/1/15	1,200,000	1,307,376
South Carolina—4.0%
Charleston,
Waterworks and Sewer System
Capital Improvement Revenue	5.13	1/1/15	1,680,000	1,902,214
Orangeburg Joint Governmental
Action Authority, Capital
Projects Sales and Use Tax
Revenue (Orangeburg County,
South Carolina Project)
(Insured; National Public
Finance Guarantee Corp.)	5.00	4/1/12	2,000,000	2,055,900
Renewable Water Resources,
Sewer System Revenue	5.00	1/1/14	1,000,000	1,097,190
South Carolina Public Service
Authority, Revenue Obligations
(Santee Cooper)	5.00	1/1/14	1,000,000	1,106,350
South Carolina Public Service
Authority, Revenue Obligations
(Santee Cooper)	5.00	1/1/14	3,595,000	3,977,328
South Carolina Transportation
Infrastructure Bank, Revenue	5.00	10/1/13	10,000,000	10,896,400
Spartanburg,
Water System Revenue (Insured;
Assured Guaranty Municipal Corp.)	4.00	6/1/11	500,000	503,075

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Tennessee—1.2%
Memphis,
Electric System Subordinate
Revenue	5.00	12/1/14	5,000,000	5,633,400
Shelby County Health Educational
and Housing Facility Board,
Revenue (Methodist
Le Bonheur Healthcare)	5.00	6/1/12	1,000,000	1,038,250
Texas—10.7%
Alief Independent School District,
Unlimited Tax School Building
Bonds (Permanent School Fund
Guarantee Program)	5.00	2/15/13	1,725,000	1,865,173
Austin,
Electric Utility System
Revenue (Insured; AMBAC)	5.50	11/15/12	3,100,000	3,322,735
Clear Creek Independent School
District, Unlimited Tax
Schoolhouse Bonds (Permanent
School Fund Guarantee Program)	5.00	2/15/15	1,500,000	1,697,370
Cypress-Fairbanks Independent
School District, Unlimited Tax
Schoolhouse Bonds (Permanent
School Fund Guarantee Program)	5.25	2/15/15	1,500,000	1,711,425
Fort Worth Independent School
District, Unlimited Tax School
Building Bonds	5.00	2/15/13	1,000,000	1,080,090
Houston,
Combined Utility System First
Lien Revenue	5.00	11/15/14	2,785,000	3,136,077
Katy Independent School District,
Unlimited Tax Bonds (Permanent
School Fund Guarantee Program)	5.00	2/15/15	1,625,000	1,838,817
Lower Colorado River Authority,
Revenue	5.00	5/15/12	1,000,000	1,048,660
Lower Colorado River Authority,
Revenue	5.00	5/15/14	1,000,000	1,105,350
Lubbock,
Tax and Waterworks System
Surplus Revenue (Certificates
of Obligation)	5.00	2/15/14	3,630,000	4,019,681

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas (continued)
Mabank Independent School
District, Unlimited Tax
School Building Bonds
(Permanent School Fund
Guarantee Program)
(Prerefunded)	5.00	8/15/12	2,650,000 [a]	2,814,777
Matagorda County Navigation
District Number One, PCR (AEP
Texas Central Company Project)	5.13	6/1/11	2,000,000	2,011,540
Mission Economic Development
Corporation, SWDR (Waste
Management, Inc. Project)	6.00	8/1/13	2,500,000	2,691,125
North East Independent School
District, Unlimited Tax Bonds
(Permanent School Fund
Guarantee Program)	5.25	8/1/14	2,315,000	2,628,567
Pflugerville Independent School
District, Unlimited Tax
Refunding Bonds
(Permanent School Fund
Guarantee Program)	5.25	8/15/13	1,465,000	1,618,093
San Antonio,
Airport System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	6.00	6/30/13	705,000	774,668
San Antonio,
Airport System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	6.00	7/1/13	2,295,000	2,509,789
San Antonio,
Electric and Gas Systems
Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.38	2/1/14	3,000,000	3,349,890
Texas A&M University System Board
of Regents, Financing
System Revenue	5.00	5/15/14	4,835,000	5,408,818
Texas Public Finance Authority,
Revenue (Building and
Procurement Commission
Projects) (Insured; AMBAC)	5.00	2/1/14	2,500,000	2,755,425

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas (continued)
Texas Public Finance Authority,
Revenue (State Preservation
Board Projects)	5.00	2/1/13	4,190,000	4,502,658
Texas State University System
Board of Regents, Financing
System Revenue	5.00	3/15/13	1,460,000	1,576,756
Texas State University System
Board of Regents, Financing
System Revenue	5.00	3/15/14	1,000,000	1,107,580
Titus County Fresh Water Supply
District Number One, PCR
(Southwestern Electric Power
Company Project)	4.50	7/1/11	1,500,000	1,510,845
University of Houston Board of
Regents, Consolidated
System Revenue	5.00	2/15/13	2,285,000	2,457,312
Utah—.7%
Utah Board of Regents,
University of Utah HR
(Insured; National Public
Finance Guarantee Corp.)	5.00	8/1/14	1,500,000	1,659,870
Utah County,
EIR (USX Corporation Project)	5.05	11/1/11	2,000,000	2,059,920
Virginia—5.0%
Arlington County Industrial
Development Authority, RRR
(Alexandria/Arlington
Waste-to-Energy Facility)
(Ogden Martin System of
Alexandria/Arlington, Inc.
Project) (Insured; Assured
Guaranty Municipal Corp.)	5.38	1/1/12	2,280,000	2,288,299
Virginia College Building
Authority, Educational
Facilities Revenue (21st
Century College and Equipment
Programs) (Prerefunded)	5.00	2/1/14	1,975,000 [a]	2,203,369
Virginia Housing Development
Authority, Commonwealth
Mortgage Revenue	4.20	1/1/14	4,500,000	4,646,160

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Virginia (continued)
Virginia Housing Development
Authority, Commonwealth
Mortgage Revenue	4.20	7/1/14	1,500,000	1,552,035
Virginia Public Building Authority,
Public Facilities Revenue	5.00	8/1/13	3,250,000	3,564,893
Virginia Public Building Authority,
Public Facilities Revenue	5.00	8/1/14	2,000,000	2,250,380
Virginia Public Building Authority,
Public Facilities Revenue	5.00	8/1/14	2,000,000	2,250,380
Virginia Public School Authority,
School Financing Bonds	5.25	8/1/13	3,935,000	4,335,071
Virginia Public School Authority,
School Financing Bonds	5.00	8/1/14	3,865,000	4,348,859
Washington—4.9%
Clark County Public Utility District
Number 1, Electric System Revenue	5.00	1/1/13	2,790,000	2,947,021
Energy Northwest,
Electric Revenue (Project
Number 3) (Insured; National
Public Finance Guarantee Corp.)	5.50	7/1/12	1,000,000	1,062,280
FYI Properties,
LR (State of Washington
Department of Information
Services Project)	5.00	6/1/13	2,400,000	2,572,248
FYI Properties,
LR (State of Washington
Department of Information
Services Project)	5.00	6/1/14	1,700,000	1,855,091
Greater Wenatchee Regional Events
Center Public Facilities
District, Revenue and
Special Tax BAN	5.25	12/1/11	3,000,000	3,009,480
Ocean Shores Local Improvement
District Number 2007-01, BAN	5.00	8/1/11	2,000,000	2,031,120
Port of Seattle,
Limited Tax GO	5.00	12/1/15	1,050,000	1,158,969
Seattle,
Municipal Light and Power
Improvement Revenue	5.00	2/1/14	4,500,000	4,973,940

The Fund 23

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Washington (continued)
Seattle,
Municipal Light and Power
Improvement Revenue	5.00	2/1/15	1,500,000	1,682,205
Washington,
Motor Vehicle Fuel Tax GO	5.00	1/1/13	5,150,000	5,535,838
Wisconsin—1.4%
Wisconsin,
GO	5.00	5/1/13	2,405,000	2,613,201
Wisconsin,
Petroleum Inspection
Fee Revenue	5.00	7/1/14	3,250,000	3,611,075
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care, Inc.)	5.00	4/15/14	1,390,000	1,463,531
U.S. Related—5.1%
Puerto Rico Commonwealth,
Public Improvement GO	5.25	7/1/14	2,300,000	2,450,558
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.00	7/1/15	1,000,000	1,075,680
Puerto Rico Government Development
Bank, Senior Notes	5.25	1/1/15	5,000,000	5,158,200
Puerto Rico Highways and
Transportation Authority,
Transportation Revenue	5.00	7/1/12	1,000,000	1,033,750
Puerto Rico Highways and
Transportation Authority,
Transportation Revenue
(Insured; AMBAC)	5.50	7/1/12	5,000,000	5,199,400

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related (continued)
Puerto Rico Housing Finance
Authority, Housing Revenue
(Vivienda Modernization 1,
LLC Projects)	4.75	10/1/11	2,885,000	2,893,511
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	5.50	7/1/13	1,760,000	1,868,434
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	5.50	7/1/14	5,000,000	5,379,250
Puerto Rico Municipal Finance
Agency, GO (Insured; Assured
Guaranty Municipal Corp.)	6.00	7/1/12	1,500,000	1,587,195
Virgin Islands Public Finance
Authority, Revenue
(Virgin Islands Matching
Fund Loan Notes)
(Senior Lien)	5.00	10/1/13	1,000,000	1,065,730
Total Long-Term Municipal Investments
(cost $526,818,669)				534,830,467

Short-Term Municipal
Investments—.3%
California—.0%
Irvine Assessment District Number
03-19, Limited Obligation
Improvement Bonds (LOC:
California State Teachers
Retirement System and
U.S. Bank NA)	0.24	4/1/11	100,000 [b]	100,000

The Fund 25

STATEMENT OF INVESTMENTS (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York—.2%
New York City,
GO Notes (LOC; JPMorgan
Chase Bank)	0.20	4/1/11	200,000	[b]	200,000
New York City,
GO Notes (LOC; JPMorgan
Chase Bank)	0.20	4/1/11	700,000	[b]	700,000
Texas—.1%
Harris County Health Facilities
Development Corporation, HR
(Baylor College of Medicine)
(LOC; JPMorgan Chase Bank)	0.22	4/1/11	800,000	[b]	800,000
Total Short-Term Municipal Investments
(cost $1,800,000)					1,800,000
Total Investments (cost $528,618,669)			98.4%		536,630,467
Cash and Receivables (Net)			1.6%		8,461,958
Net Assets			100.0%		545,092,425

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Variable rate demand note—rate shown is the interest rate in effect at March 31, 2011. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	PUTTERS Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 27

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	21.3
AA		Aa		AA	46.3
A		A		A	25.0
BBB		Baa		BBB	5.8
B		B		B	.2
F1		MIG1/P1		SP1/A1	.9
Not Rated[c]		Not Rated[c]		Not Rated[c]	.5
					100.0

† Based on total investments.
c Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	528,618,669	536,630,467
Cash		781,603
Interest receivable		7,140,962
Receivable for shares of Beneficial Interest subscribed		2,697,017
Prepaid expenses		40,902
		547,290,951
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		318,819
Payable for shares of Beneficial Interest redeemed		1,096,165
Payable for investment securities purchased		676,312
Accrued expenses		107,230
		2,198,526
Net Assets ($)		545,092,425
Composition of Net Assets ($):
Paid-in capital		538,684,172
Accumulated net realized gain (loss) on investments		(1,603,545)
Accumulated net unrealized appreciation
(depreciation) on investments		8,011,798
Net Assets ($)		545,092,425

Net Asset Value Per Share
	Class A	Class B	Class D	Class I
Net Assets ($)	47,008,327	73,926	476,809,064	21,201,108
Shares Outstanding	3,593,553	5,656	36,453,879	1,620,455
Net Asset Value Per Share ($)	13.08	13.07	13.08	13.08
See notes to financial statements.

The Fund 29

STATEMENT OF OPERATIONS

Year Ended March 31, 2011

Investment Income ($):
Interest Income	15,374,961
Expenses:
Management fee—Note 3(a)	2,942,552
Distribution fees—Note 3(b)	520,252
Shareholder servicing costs—Note 3(c)	315,779
Registration fees	109,027
Professional fees	79,444
Custodian fees—Note 3(c)	62,275
Prospectus and shareholders’ reports	34,890
Trustees’ fees and expenses—Note 3(d)	14,437
Loan commitment fees—Note 2	1,757
Interest expense—Note 2	1,229
Miscellaneous	54,016
Total Expenses	4,135,658
Less—reduction in fees due to earnings credits—Note 3(c)	(476)
Net Expenses	4,135,182
Investment Income—Net	11,239,779
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,064,567
Net unrealized appreciation (depreciation) on investments	(2,019,366)
Net Realized and Unrealized Gain (Loss) on Investments	(954,799)
Net Increase in Net Assets Resulting from Operations	10,284,980

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended March 31,
	2011	2010[a]
Operations ($):
Investment income—net	11,239,779	9,144,299
Net realized gain (loss) on investments	1,064,567	248,811
Net unrealized appreciation
(depreciation) on investments	(2,019,366)	8,334,983
Net Increase (Decrease) in Net Assets
Resulting from Operations	10,284,980	17,728,093
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(768,058)	(177,513)
Class B Shares	(2,050)	(8,555)
Class D Shares	(9,859,387)	(8,637,638)
Class I Shares	(521,417)	(221,564)
Total Dividends	(11,150,912)	(9,045,270)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	39,813,394	35,522,206
Class B Shares	32,186	355,646
Class D Shares	195,678,503	466,720,315
Class I Shares	18,350,408	34,411,852
Dividends reinvested:
Class A Shares	562,370	122,116
Class B Shares	2,036	7,110
Class D Shares	8,936,840	7,557,125
Class I Shares	24,540	722
Cost of shares redeemed:
Class A Shares	(26,331,763)	(2,364,916)
Class B Shares	(381,820)	(623,213)
Class D Shares	(253,648,064)	(174,188,594)
Class I Shares	(24,036,260)	(7,734,486)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(40,997,630)	359,785,883
Total Increase (Decrease) in Net Assets	(41,863,562)	368,468,706
Net Assets ($):
Beginning of Period	586,955,987	218,487,281
End of Period	545,092,425	586,955,987

The Fund 31

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended March 31,
	2011	2010[a]
Capital Share Transactions:
Class A
Shares sold	3,017,415	2,710,695
Shares issued for dividends reinvested	42,755	9,309
Shares redeemed	(2,006,522)	(180,099)
Net Increase (Decrease) in Shares Outstanding	1,053,648	2,539,905
Class Bb
Shares sold	2,374	27,571
Shares issued for dividends reinvested	155	548
Shares redeemed	(29,009)	(47,858)
Net Increase (Decrease) in Shares Outstanding	(26,480)	(19,739)
Class Db
Shares sold	14,874,283	35,936,013
Shares issued for dividends reinvested	678,961	580,268
Shares redeemed	(19,318,772)	(13,366,762)
Net Increase (Decrease) in Shares Outstanding	(3,765,528)	23,149,519
Class I
Shares sold	1,392,450	2,634,469
Shares issued for dividends reinvested	1,867	55
Shares redeemed	(1,830,056)	(586,977)
Net Increase (Decrease) in Shares Outstanding	(435,739)	2,047,547

a From August 3, 2009 (commencement of initial offering) to March 31, 2010 for Class A shares.
b During the period ended March 31, 2011, 3,818 Class B shares representing $50,547 were automatically converted to 3,818 Class D shares and during the period ended March 31, 2010, 26,267 Class B shares representing
$342,251 were automatically converted to 26,267 Class D shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended March 31,
Class A Shares	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	13.09	12.94
Investment Operations:
Investment income—net[b]	.23	.14
Net realized and unrealized gain (loss) on investments	(.01)	.17
Total from Investment Operations	.22	.31
Distributions:
Dividends from investment income—net	(.23)	(.16)
Net asset value, end of period	13.08	13.09
Total Return (%)[c]	1.68	2.43[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84	.86[e]
Ratio of net expenses to average net assets	.84	.85[e]
Ratio of net investment income to average net assets	1.75	1.81[e]
Portfolio Turnover Rate	20.09	10.06
Net Assets, end of period ($ x 1,000)	47,008	33,246

a	From August 3, 2009 (commencement of initial offering) to March 31, 2010.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 33

FINANCIAL HIGHLIGHTS (continued)

		Year Ended March 31,
Class B Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	13.09	12.75	12.71	12.63	12.57
Investment Operations:
Investment income—net[a]	.10	.17	.31	.27	.25
Net realized and unrealized
gain (loss) on investments	(.03)	.33	.05	.09	.05
Total from Investment Operations	.07	.50	.36	.36	.30
Distributions:
Dividends from investment income—net	(.09)	(.16)	(.31)	(.28)	(.24)
Dividends from net realized
gain on investments	—	—	(.01)	—	—
Total Distributions	(.09)	(.16)	(.32)	(.28)	(.24)
Net asset value, end of period	13.07	13.09	12.75	12.71	12.63
Total Return (%)[b]	.55	3.95	2.85	2.87	2.39
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.79	1.77	1.76	1.79	1.72
Ratio of net expenses
to average net assets	1.79	1.77	1.76	1.78	1.72
Ratio of net investment income
to average net assets	.78	1.30	2.49	2.23	1.94
Portfolio Turnover Rate	20.09	10.06	36.97	62.90	48.86
Net Assets, end of period ($ x 1,000)	74	421	662	429	839

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

		Year Ended March 31,
Class D Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	13.09	12.75	12.71	12.63	12.57
Investment Operations:
Investment income—net[a]	.25	.28	.43	.41	.36
Net realized and unrealized
gain (loss) on investments	(.01)	.35	.05	.08	.06
Total from Investment Operations	.24	.63	.48	.49	.42
Distributions:
Dividends from investment income—net	(.25)	(.29)	(.43)	(.41)	(.36)
Dividends from net realized
gain on investments	—	—	(.01)	—	—
Total Distributions	(.25)	(.29)	(.44)	(.41)	(.36)
Net asset value, end of period	13.08	13.09	12.75	12.71	12.63
Total Return (%)	1.84	4.98	3.85	3.90	3.37
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.70	.72	.77	.77	.76
Ratio of net expenses
to average net assets	.70	.72	.77	.77	.76
Ratio of net investment income
to average net assets	1.92	2.17	3.45	3.23	2.89
Portfolio Turnover Rate	20.09	10.06	36.97	62.90	48.86
Net Assets, end of period ($ x 1,000)	476,809	526,370	217,715	136,999	146,509

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 35

FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
Class I Shares	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	13.09	12.76	12.54
Investment Operations:
Investment income—net[b]	.27	.28	.08
Net realized and unrealized gain (loss) on investments	(.01)	.36	.27
Total from Investment Operations	.26	.64	.35
Distributions:
Dividends from investment income—net	(.27)	(.31)	(.13)
Net asset value, end of period	13.08	13.09	12.76
Total Return (%)	1.96	5.03	2.83[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57	.59	.82[d]
Ratio of net expenses to average net assets	.57	.59	.65[d]
Ratio of net investment income to average net assets	2.04	2.07	3.51[d]
Portfolio Turnover Rate	20.09	10.06	36.97
Net Assets, end of period ($ x 1,000)	21,201	26,920	110

a	From December 15, 2008 (commencement of initial offering) to March 31, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Short-Intermediate Municipal Bond Fund (the “fund”) is the sole series of Dreyfus Premier Short-Intermediate Municipal Bond Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class D and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class D shares after six years. The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class D shares are sold at net asset value per share directly by Dreyfus and through certain banks and fund supermarkets, and as a part of certain wrap-fee programs. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	536,630,467	—	536,630,467

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measure-

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

ments as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at March 31, 2011.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended March 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At March 31, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $234,895, accumulated capital losses $1,739,136 and unrealized appreciation $8,147,389.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2011. If not applied, $44,004 of the carryover expires in fiscal 2012, $278,375 expires in fiscal 2014, $958,575 expires in fiscal 2015 and $458,182 expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2011 and March 31, 2010 were as follows: tax exempt income $11,084,892 and $9,019,104 and ordinary income $66,020 and $26,166, respectively.

During the period ended March 31, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and capital loss carryover expiration, the fund decreased accumulated undistributed investment income-net by $88,867, increased accumulated net realized gain (loss) on investments by $4,080,468 and decreased paid-in capital by $3,991,601. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each,

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2011, was approximately $81,900 with a related weighted average annualized interest rate of 1.50%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses allocated to Class D (exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses) exceed 1 1 / 2 % of the value of the average daily net assets of Class D, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended March 31, 2011, there was no expense reimbursement for Class D shares pursuant to the Agreement.

During the period ended March 31, 2011, the Distributor retained $19,165 from commissions earned on sales of the fund’s Class A shares, and $27 from CDSCs on redemptions of the fund’s Class B shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class D shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B shares and .10% of the value of the average daily net assets of Class D shares. During the period ended March 31, 2011, Class B and Class D shares were charged $1,979 and $518,273, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class B shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2011, Class A and Class B shares were charged $110,535 and $660, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2011, the fund was charged $86,060 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2011, the fund was charged $6,986 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $476.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund.

The Fund 43

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended March 31, 2011, the fund was charged $62,275 pursuant to the custody agreement.

During the period ended March 31, 2011, the fund was charged $6,268 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $231,330, Rule 12b-1 distribution plan fees $40,484, shareholder services plan fees $9,969, custodian fees $26,831, chief compliance officer fees $1,957 and transfer agency per account fees $8,248.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2011, amounted to $115,455,889 and $146,747,273, respectively.

At March 31, 2011, the cost of investments for federal income tax purposes was $528,483,078; accordingly, accumulated net unrealized appreciation on investments was $8,147,389, consisting of $9,451,917 gross unrealized appreciation and $1,304,528 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Short-Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Short-Intermediate Municipal Bond Fund (the sole series comprising Dreyfus Premier Short-Intermediate Municipal Bond Fund) as of March 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short-Intermediate Municipal Bond Fund at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
May 24, 2011

The Fund 45

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended March 31, 2011 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $66,020 that is being designated as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2011 calendar year on Form 1099-DIV and their portion of the fund’s exempt-interest dividends paid for the 2011 calendar year on Form 1099-INT, both of which will be mailed in early 2012.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (67)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 171
———————
Clifford L. Alexander, Jr. (77)
Board Member (2003)
Principal Occupation During Past 5Years:
• President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
No. of Portfolios for which Board Member Serves: 46
———————
David W. Burke (74)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 84
———————
Whitney I. Gerard (76)
Board Member (1989)
Principal Occupation During Past 5Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 26

The Fund 47

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Nathan Leventhal (68)
Board Member (2009)
Principal Occupation During Past 5Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Public Company Board Memberships During Past 5Years:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 44
———————
George L. Perry (77)
Board Member (1990)
Principal Occupation During Past 5Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 26
———————
Benaree Pratt Wiley (64)
Board Member (2009)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 71
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Lucy Wilson Benson, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

The Fund 49

OFFICERS OF THE FUND (Unaudited) (continued)

The Fund 51

NOTES

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $32,444 in 2010 and $30,312 in 2011.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,382         in 2010 and $6,000 in 2011. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,417 in 2010 and $3,559 in 2011. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2010 and $189 in 2011. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2010 and $0 in 2011.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $26,201,339 in 2010 and $60,419,333 in 2011.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Short-Intermediate Municipal Bond Fund

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	May 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	May 24, 2011

By: /s/ James Windels
James Windels, Treasurer
Date:	May 24, 2011

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)